   AMENDING DEED
   ISDA MASTER AGREEMENT

   DEUTSCHE BANK AG (SYDNEY)
   ABN 13 064 165 162

   PERPETUAL TRUSTEES AUSTRALIA LIMITED
   ABN 86 000 431 827

   and

   ME PORTFOLIO MANAGEMENT LIMITED
   ABN 79 005 964 134




   [FREEHILLS LOGO]


   MLC Centre Martin Place Sydney New South Wales 2000 Australia
   Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000
   www.freehills.com.au DX361 Sydney

   SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY SINGAPORE Correspondent Offices JAKARTA KUALA LUMPUR

   Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

   Reference PJSR:TEL:25E

                                                     Amending Deed Deutsche Swap

--------------------------------------------------------------------------------
TABLE OF CONTENTS


Clause                                                                      Page

1        DEFINITIONS AND INTERPRETATION                                        1


2        AMENDMENTS TO THE MASTER AGREEMENT                                    2

         2.1      Amendments in relation to SMHL Global Fund No. 3             2
         2.2      Amendments not to affect validity, rights, obligations       2
         2.3      Acknowledgment                                               2

3        GENERAL                                                               2

         3.1      Governing law and jurisdiction                               2
         3.2      Attorneys                                                    2
         3.3      Counterparts                                                 2



--------------------------------------------------------------------------------
                                                                          PAGE 1

--------------------------------------------------------------------------------
THIS AMENDING DEED

         is made on                [##] 2002 between the following parties:

         1.    DEUTSCHE BANK AG (SYDNEY BRANCH)
               ABN 13 064 165 162
               of Level 18, Grosvenor Place, 225 George Street, Sydney, New South Wales
               (PARTY A )

         2.    PERPETUAL TRUSTEES AUSTRALIA LIMITED
               in its capacity as trustee of the Trusts ABN 86 000 431 827 of Level 3, 39 Hunter Street, Sydney, New South Wales
               (PARTY B)

         3.    ME PORTFOLIO MANAGEMENT LIMITED
               in its capacity as manager of the Trusts ABN 79 005 964 134 of Level 17, 360 Collins Street, Melbourne, Victoria
               (PARTY C)

RECITALS

         A. Party B is a trustee of trusts known as Superannuation Members Home Loans Trusts (the TRUSTS) and Party C is a manager of the Trusts.

         B. The parties are party to an ISDA Master Agreement (including all schedules and annexures) dated 10 October 2000 (MASTER AGREEMENT).

         C. Section 9(b) of the Master Agreement permits the parties to amend the Master Agreement and the parties have complied with Section 9(b) of the Master Agreement in respect of the amendments to be effected by this deed.

         D. The parties wish to amend the Master Agreement in the manner set out in this deed.

THIS DEED WITNESSES

         that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1    DEFINITIONS AND INTERPRETATION

         In this deed:

         (a) EFFECTIVE DATE means in relation to the amendment in clause 2.1, the date on which the securitisation fund known as SMHL Global Fund No. 3 is established; and

         (b) a word or phrase (except as otherwise provided) defined in the Master Agreement has the same meaning as in the Master Agreement.

--------------------------------------------------------------------------------

                                                     Amending Deed Deutsche Swap

--------------------------------------------------------------------------------

2    AMENDMENTS TO THE MASTER AGREEMENT

     2.1 AMENDMENTS IN RELATION TO SMHL GLOBAL FUND NO. 3

         (a) In relation to SMHL Global Fund No 3 only, the Master Agreement is amended as provided in Schedule 1.

         (b) The amendments to the Master Agreement in clause 2.1(a) take effect from the Effective Date.

     2.2 AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

         (a) An amendment to the Master Agreement does not affect the validity or enforceability of the Master Agreement.

         (b)   Nothing in this deed:

               (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Agreement before the date of this deed; or

               (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Agreement before the date of this deed.

     2.3 ACKNOWLEDGMENT

         Each party acknowledges that this deed is issued in accordance with the Master Agreement.

--------------------------------------------------------------------------------
3    GENERAL

     3.1 GOVERNING LAW AND JURISDICTION

         (a)   This deed is governed by the laws of New South Wales.

         (b) The parties irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

     3.2 ATTORNEYS

         Each of the Attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

     3.3 COUNTERPARTS

         (a)   This deed may be executed in any number of counterparts.

         (b)   All counterparts, taken together, constitute one instrument.

         (c)   A party may execute this deed by signing any counterpart.

--------------------------------------------------------------------------------

                                                     Amending Deed Deutsche Swap

--------------------------------------------------------------------------------

EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
DEUTSCHE BANK AG (SYDNEY BRANCH)
by its attorney in the
presence of:


----------------------------------            ----------------------------------
Witness                                       Attorney

----------------------------------            ----------------------------------
Name (please print)                           Name (please print)


SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:


----------------------------------            ----------------------------------
Witness                                       Attorney

----------------------------------            ----------------------------------
Name (please print)                           Name (please print)


SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the
presence of:

----------------------------------            ----------------------------------
Witness                                       Attorney

----------------------------------            ----------------------------------
Name (please print)                           Name (please print)


--------------------------------------------------------------------------------

                                                     Amending Deed Deutsche Swap

--------------------------------------------------------------------------------

SCHEDULE 1 - AMENDMENTS IN RELATION TO SMHL GLOBAL FUND NO. 3

(Clause 2.1)

     (a) Part 1 of the Schedule to the Master Agreement is amended by:

         (1) Deleting paragraph (c) in its entirety and replacing it with the following:

               "(c) (i) Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii),
                    5(b)(iii) and (iv) will not apply to Party A or Party B.

                    (ii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5.2(s) of this Schedule)."

         (2)   Adding new paragraph (d) as follows:

               "(d) The "Bankruptcy" provisions of Section 5(a)(vii) are replaced by "Insolvency Event under the Security Trust Deed has occurred in respect of Party A or Party B". The occurrence of an Insolvency Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party A, Party B and Party C are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and Party B agree to execute such a novation agreement in standard ISDA form."

         (3)   Renumbering the original paragraph (d) into paragraph (e);

         (4) Deleting paragraph (h) in its entirety and replacing it with the following:

               "(h) "Additional Termination Event" means:

                    (i) Party B must, at the direction of Party C, terminate this Agreement if it becomes obliged to make a withholding or deduction in respect of any Notes and the Notes are redeemed as a result (and Party B is the Affected Party); and

                    (ii) Party B must, at the direction of Party C, terminate
                         this Agreement if Party A breaches Part 5.2(l) (and Party A is the Affected Party).

         (5)   Adding new paragraph (i) as follows:

               "(i) TRANSFER TO AVOID TERMINATION EVENT. In section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Notes)"."

     (b) Part 5.1 of the Schedule to the Master Agreement is amended by:

         (1)   In paragraph (g), new section 7(c):

               (A) replacing the word "and" after the words "Standard & Poor's Rating Group" in the first line with a comma;

               (B) inserting after the words "Moody's Investors Service Group" in the second line the words "and Fitch Ratings";

--------------------------------------------------------------------------------

               (C) in lines three and four, replacing the word "both" each time it appears with the words "each of".

         (2) In paragraph (h)(ii), replacing the word "and" after the words "Standard & Poor's Rating Group" in the second line with a comma and inserting after the words "Moody's Investors Service Group" in the second line the words "and Fitch Ratings" and replacing the word "both" in the last line with the words "each of".

         (3)   Adding new paragraph (j)(v) as follows:

               "(v) Insert the following new Section 14(b) after Section 14(a):

               "(b) Unless otherwise defined therein, terms defined in the Master Trust Deed and the relevant Security Trust Deed have the same meaning where used in this Agreement"."

     (c) Part 5.2 of the Schedule to the Master Agreement is amended by:

         (1)   In paragraph (l)(i):

               (A) replacing the word "and" after the words "Standard & Poor's" in the second line with a comma;

               (B) adding after the words "A1 by Moody's" in the second line the words "or a short term rating of F1 by Fitch Ratings" ;

               (C)  In sub-paragraph (1):

                    (i) in lines five and six, replacing the word "and" after the words "Standard & Poor's" with a comma;

                    (ii) in lines five and six, adding after the word "Moody's"
                         the words "and Fitch Ratings";

               (D)  In sub-paragraph (2):

                    (i) replacing the word "and" after the words "Standard & Poor's" in the second line with a comma;

                    (ii) adding after the word "Moody's" in the third line, the words "and a short term rating of at least F1 by Fitch Ratings, or a long term rating of at least A by Fitch Ratings";

               (E)  In sub-paragraph (3):

                    (i) replacing the word "and" after the words "Standard & Poor's" in the second line with a comma;

                    (ii) adding after the word "Moody's " in the third line, the words "and a short term rating of at least F1 by Fitch Ratings, or a long term rating of at least A by Fitch Ratings".

         (2)   Adding new paragraphs (r) and (s) as follows:

               "(r) Section 6(a) is amended by replacing "20 days" in line 3 with "5 Local Business Days".

               (s)  Restricted Termination Rights

               Add a new Section 6(aa) as follows:


--------------------------------------------------------------------------------

               "(aa) Restricted Termination Rights

               (i) Termination by Party B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

               (ii) Consultation: Each Party may only designate an Early Termination Date following prior consultation with the other Party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Supplementary Bond Terms Notice, Party B may exercise its rights only on the instructions of the Note Trustee and only after consultation between Party A and the Note Trustee. Party B may only designate an Early Termination Date at the direction of Party C.

               (iii)     Party A's limited rights in relation to Tax Event:
                         Notwithstanding Part 1(c)(ii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Notes will be redeemed at the full amount of the Invested Amount (or, if the Noteholders by Extraordinary Resolution have so agreed, at a lesser amount) together with accrued interest to (but excluding) the date of redemption.

               (iv) Transfer where Party B does not gross-up: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the transfer as principal obligor under this Agreement in respect of each Affected Transaction of a Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Notes"."

         (3)   Adding a new paragraph (t) as follows:

               "(t) APPOINTMENT OF MANAGER. Party A acknowledges that under the Master Trust Deed the Manager is appointed manager of the Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed."

     (d) Part 5.1(l) of the Schedule to the Master Agreement is amended by:

         (1)   In paragraphs 15(c) and (d):

               replacing the words "breach of trust" with the words "wilful default".

         (2)   In paragraph 15(e):

               (A) replacing the word "document" in the first line with the word "Agreement"; and

               (B) replacing the word "(d)" in the second line with the word "(c)".

--------------------------------------------------------------------------------

   AMENDING DEED
   ISDA MASTER AGREEMENT

   CREDIT SUISSE FIRST BOSTON INTERNATIONAL

   PERPETUAL TRUSTEES AUSTRALIA LIMITED
   ABN 86 000 431 827

   and

   ME PORTFOLIO MANAGEMENT LIMITED
   ABN 79 005 964 134




   [FREEHILLS LOGO]


   MLC Centre Martin Place Sydney NSW 2000 Australia
   Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000
   www.freehills.com.au DX361 Sydney

   SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY Correspondent Offices JAKARTA KUALA LUMPUR SINGAPORE

   Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

   Reference PJSR:TEL:25E

                                                                   Amending deed
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Clause                                                                     Page

1   DEFINITIONS AND INTERPRETATION                                            1

2   AMENDMENTS TO THE MASTER AGREEMENT                                        2

    2.1      Amendments in relation to SMHL Global Fund No. 3                 2
    2.2      Amendments not to affect validity, rights, obligations           2
    2.3      Acknowledgment                                                   2

3   GENERAL                                                                   2

    3.1      Governing law and jurisdiction                                   2
    3.2      Attorneys                                                        2
    3.3      Counterparts                                                     2












--------------------------------------------------------------------------------
                                                                          PAGE 2

--------------------------------------------------------------------------------
THIS AMENDING DEED

         is made on [##] 2002 between the following parties:

         1. CREDIT SUISSE FIRST BOSTON INTERNATIONAL of One Cabot Square, London E14 4QJ, England
               (PARTY A )

         2.    PERPETUAL TRUSTEES AUSTRALIA LIMITED
               in its capacity as trustee of the Trusts ABN 86 000 431 827 of Level 3, 39 Hunter Street, Sydney, New South Wales
               (PARTY B)

         3. ME PORTFOLIO MANAGEMENT LIMITED (FORMERLY KNOWN AS SUPERANNUATION MEMBERS' HOME LOANS LIMITED) in its capacity as manager of the Trusts ABN 79 005 964 134 of Level 17, 360 Collins Street, Melbourne, Victoria
               (PARTY C)

RECITALS

         A. Party B is a trustee of trusts known as Superannuation Members Home Loans Trusts (the TRUSTS) and Party C is a manager of the Trusts.

         B. The parties are party to an ISDA Master Agreement (including all schedules and annexures) dated 20 June 2000 (MASTER AGREEMENT).

         C. Section 9(b) of the Master Agreement permits the parties to amend the Master Agreement and the parties have complied with Section 9(b) of the Master Agreement in respect of the amendments to be effected by this deed.

         D. The parties wish to amend the Master Agreement in the manner set out in this deed.

THIS DEED WITNESSES

         that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1    DEFINITIONS AND INTERPRETATION

         In this deed:

         (a) EFFECTIVE DATE means in relation to the amendment in clause 2.1, the date on which the securitisation fund known as SMHL Global Fund No. 3 is established; and

         (b) a word or phrase (except as otherwise provided) defined in the Master Agreement has the same meaning as in the Master Agreement.

--------------------------------------------------------------------------------

                                                                   Amending Deed

--------------------------------------------------------------------------------
2        AMENDMENTS TO THE MASTER AGREEMENT

     2.1 AMENDMENTS IN RELATION TO SMHL GLOBAL FUND NO. 3

         (a) In relation to SMHL Global Fund No 3 only, the Master Agreement is amended as provided in Schedule 1.

         (b) The amendments to the Master Agreement in clause 2.1(a) take effect from the Effective Date.

     2.2 AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

         (a) An amendment to the Master Agreement does not affect the validity or enforceability of the Master Agreement.

         (b)   Nothing in this deed:

               (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Agreement before the date of this deed; or

               (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Agreement before the date of this deed.

     2.3 ACKNOWLEDGMENT

         Each party acknowledges that this deed is issued in accordance with the Master Agreement.

--------------------------------------------------------------------------------
3    GENERAL

         3.1   GOVERNING LAW AND JURISDICTION

         (a)   This deed is governed by the laws of New South Wales.

         (b) The parties irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

     3.2 ATTORNEYS

         Each of the Attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

     3.3 COUNTERPARTS

         (a)   This deed may be executed in any number of counterparts.

         (b)   All counterparts, taken together, constitute one instrument.

         (c)   A party may execute this deed by signing any counterpart.

--------------------------------------------------------------------------------

                                                                   Amending Deed

--------------------------------------------------------------------------------

EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
CREDIT SUISSE FIRST BOSTON INTERNATIONAL by its two duly authorised representatives in the presence of:


------------------------------                    ------------------------------
Witness                                           Authorised Representative


------------------------------                    ------------------------------
Name (please print)                               Name (please print)


                                                  ------------------------------
                                                  Authorised Representative


                                                  ------------------------------
                                                  Name (please print)

SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:


------------------------------                    ------------------------------
Witness                                           Attorney


------------------------------                    ------------------------------
Name (please print)                               Name (please print)


SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the
presence of:


------------------------------                    ------------------------------
Witness                                           Attorney


------------------------------                    ------------------------------
Name (please print)                               Name (please print)

--------------------------------------------------------------------------------

                                                                   Amending Deed

--------------------------------------------------------------------------------

SCHEDULE 1 - AMENDMENTS IN RELATION TO SMHL GLOBAL FUND NO. 3

(Clause 2.1)

     (a) Part 1 of the Schedule to the Master Agreement is amended by:

         (1) Inserting in paragraph (c)(i) under the words "Section 5(a)(vi)" the words "Section 5(a)(viii)";

         (2) Replacing in paragraph (c)(ii) the words "Part 5" with the words "Part 5.2";

         (3) Numbering the paragraph beginning with "The "BANKRUPTCY" provisions" as paragraph (d);

         (4) In paragraph (d), replacing the number "1" after the words "SMHL Global Fund No." on the last line with the number "3".

     (b) Part 5.1 of the Schedule to the Master Agreement is amended by:

         (1)   In paragraph (a)(iii) new Section 2(a)(v):

               (A) inserting after the words "first receives" in the last line, the word "RTGS settlement instructions or"; and

               (B) deleting the full stop at the end of the section and inserting the words "or confirmation from Party B's bank that it holds irrevocably instructions to effect payment of the Party B payment and that funds are available to make that payment."

         (2)   adding new paragraphs (l) and (m) as follows:

               "(l) SINGLE AGREEMENT: Section 1(c) is replaced with:

               "All Transactions entered into in reliance on the fact that this Master Agreement and all Transactions (as evidenced by their Confirmations) form a single contract (collectively referred to as this "Agreement") and the parties would not otherwise enter into any Transactions. The entering into of each Transaction takes effect as an amendment to this Agreement (but no such amendment is effective to defeat or prejudice the operation of
               Section 15)."

               "(m) MISCELLANEOUS: In Section 9(b):

                    (i)            the first word "No" is replaced with:

                         "Except to the extent that the entering into of each Transaction takes effect as an amendment to this Agreement (in the manner and subject to the qualification referred to in Section 1(c), as varied by part 5.1(l) of the Schedule), no"; and

                    (ii)           add at the end of Section 9(b):

                         "Any amendment made under this Section 9(b) may only be made after Standard & Poor's Ratings Groups, Moody's Investors Service Group and Fitch Ratings have confirmed in writing that such proposed amendment will not result in a reduction or withdrawal of the then rating of the outstanding securities by each of those rating agencies.""


--------------------------------------------------------------------------------

                                                                   Amending Deed

     (c) Part 5.2 of the Schedule to the Master Agreement is amended by:

         (1)   In paragraph (o)(i):

               (A) replacing the word "AA- " after the words "long term rating of at least" in the third line with the word "A"

               (B) replacing the words "Fitch IBCA" each time they appear in the fourth line with the words "Fitch Ratings";

               (C) inserting after the words "Fitch Ratings" on the fourth line with the words "or a short term rating of at least F1 by Fitch Ratings";

               (D)  in sub-paragraph (A):

                    (i) replacing the words "Fitch IBCA" in fourth line with the words "Fitch Ratings"; and

                    (ii) replacing the word "A-" in the last line with the words
                         "A or short term rating by Fitch Ratings to not lower than F1";

               (E)  inserting the word "or" at the end of sub-paragraph (A);

               (F)  in sub-paragraph (B):

                    (i) replacing the words "Fitch IBCA" in fourth line with the words "Fitch Ratings"; and

                    (ii) replacing the word "A-" in the last line with the words
                         "A and its short term rating by Fitch Ratings is not lower than F1".

         (2) In paragraph (o)(ii)(A)(3) adding the word "Ratings" in the first and third lines after the word "Fitch".

         (3)   In paragraph (o)(ii)(B):

                    (A) replacing the word "F1+" in the second line with the word "F1"; and

                    (B) replacing the words "Fitch IBCA" in the second line with the words "Fitch Ratings".

         (4) In paragraph (p), new Section 6(aa)(ii) inserting at the end of the paragraph the words "Party B may only designate an Early Termination Date at the direction of Party C.";

         (5) In paragraph (p), new Section 6(aa)(iii) inserting after the words "full amount" in the fourth line the words "of the Invested Amount".

         (6)   Renumbering the second paragraph (p) as paragraph (q).

         (7)   Adding new paragraph (r) as follows:

               "(r) EXCHANGE CONTROLS

               Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:

               "this sub paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange

--------------------------------------------------------------------------------

                                                                   Amending Deed

               control restrictions or prohibitions ("EXCHANGE CONTROLS"). For the avoidance of doubt:

               (A) exchange controls do not constitute an Illegality or Event of Default or Termination Event under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction; and

               (B) delivery to Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account specified in that Confirmation will constitute proper payment of those amounts by Party B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

         (8)   (3)  Adding a new paragraph (s) as follows:

               "(s) APPOINTMENT OF MANAGER.

               Party A acknowledges that under the Master Trust Deed the Manager is appointed manager of the Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed."



--------------------------------------------------------------------------------

   AMENDING DEED
   ISDA MASTER AGREEMENT

   NATIONAL AUSTRALIA BANK LIMITED
   ABN 12 004 044 937

   PERPETUAL TRUSTEES AUSTRALIA LIMITED
   ABN 86 000 431 827

   and

   ME PORTFOLIO MANAGEMENT LIMITED
   ABN 79 005 964 134




   [FREEHILLS LOGO]

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Clause                                                                    Page

1   DEFINITIONS AND INTERPRETATION                                           1


2   AMENDMENTS TO THE MASTER AGREEMENT                                       2

    2.1      Amendments in relation to SMHL Global Fund No. 3                2
    2.2      Amendments not to affect validity, rights, obligations          2
    2.3      Acknowledgment                                                  2

3   GENERAL                                                                  2

    3.1      Governing law and jurisdiction                                  2
    3.2      Attorneys                                                       2
    3.3      Counterparts                                                    2











--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THIS AMENDING DEED

     is made on  [##] 2002 between the following parties:

         1.    NATIONAL AUSTRALIA BANK LIMITED
               ABN 12 004 044 937
               of Level 24, 500 Bourke Street, Melbourne, Victoria (PARTY A )

         2.    PERPETUAL TRUSTEES AUSTRALIA LIMITED
               in its capacity as trustee of the Trusts ABN 86 000 431 827 of Level 3, 39 Hunter Street, Sydney, New South Wales (PARTY B)

         3.    ME PORTFOLIO MANAGEMENT LIMITED
               in its capacity as manager of the Trusts ABN 79 005 964 134 of Level 17, 360 Collins Street, Melbourne, Victoria (PARTY C)

RECITALS

         A. Party B is a trustee of trusts known as Superannuation Members Home Loans Trusts (the TRUSTS) and Party C is a manager of the Trusts.

         B. The parties are party to an ISDA Master Agreement (including all schedules and annexures) dated 21 December 2000 (MASTER AGREEMENT).

         C. Section 9(b) of the Master Agreement permits the parties to amend the Master Agreement and the parties have complied with Section 9(b) of the Master Agreement in respect of the amendments to be effected by this deed.

         D. The parties wish to amend the Master Agreement in the manner set out in this deed.

THIS DEED WITNESSES

         that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1    DEFINITIONS AND INTERPRETATION

         In this deed:

         (a) EFFECTIVE DATE means in relation to the amendment in clause 2.1, the date on which the securitisation fund known as SMHL Global Fund No. 3 is established; and

         (b) a word or phrase (except as otherwise provided) defined in the Master Agreement has the same meaning as in the Master Agreement.

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                                                                          PAGE 1

                                                                   Amending deed

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2    AMENDMENTS TO THE MASTER AGREEMENT

     2.1 AMENDMENTS IN RELATION TO SMHL GLOBAL FUND NO. 3

         (a) In relation to SMHL Global Fund No 3 only, the Master Agreement is amended as provided in Schedule 1.

         (b) The amendments to the Master Agreement in clause 2.1(a) take effect from the Effective Date.

     2.2 AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

         (a) An amendment to the Master Agreement does not affect the validity or enforceability of the Master Agreement.

         (b)   Nothing in this deed:

               (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Agreement before the date of this deed; or

               (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Agreement before the date of this deed.

     2.3 ACKNOWLEDGMENT

         Each party acknowledges that this deed is issued in accordance with the Master Agreement.

--------------------------------------------------------------------------------

3    GENERAL

     3.1 GOVERNING LAW AND JURISDICTION

         (a)   This deed is governed by the laws of New South Wales.

         (b) The parties irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

     3.2 ATTORNEYS

         Each of the Attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

     3.3 COUNTERPARTS

         (a)   This deed may be executed in any number of counterparts.

         (b)   All counterparts, taken together, constitute one instrument.

         (c)   A party may execute this deed by signing any counterpart.

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                                                                          PAGE 2

                                                                   Amending deed

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EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
NATIONAL AUSTRALIA BANK LIMITED
by its attorney in the
presence of:


--------------------------------                --------------------------------
Witness                                         Attorney


--------------------------------                --------------------------------
Name (please print)                             Name (please print)


SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:


--------------------------------                --------------------------------
Witness                                         Attorney


--------------------------------                --------------------------------
Name (please print)                             Name (please print)


SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the
presence of:


--------------------------------                --------------------------------
Witness                                         Attorney


--------------------------------                --------------------------------
Name (please print)                             Name (please print)



--------------------------------------------------------------------------------

                                                                   Amending deed

--------------------------------------------------------------------------------

SCHEDULE 1 - AMENDMENTS IN RELATION TO SMHL GLOBAL FUND NO. 3

(Clause 2.1)

     (a) Part 1 of the Schedule to the Master Agreement is amended by:

         (1) Deleting paragraph (c) in its entirety and replacing it with the following:

               "(c) (i) Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii),
                    5(b)(iii) and (iv) will not apply to Party A or Party B.

                    (ii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5.1(ze) of this Schedule)."

         (2) Deleting paragraph (g) in its entirety and replacing it with the following:

               "(g) "Additional Termination Event" means:

                    (i) Party B must, at the direction of Party C, terminate this Agreement if it becomes obliged to make a withholding or deduction in respect of any Notes and the Notes are redeemed as a result (and Party B is the Affected Party); and

                    (ii) Party B must, at the direction of Party C, terminate
                         this Agreement if Party A breaches Part 5.1(x) or (y) (and Party A is the Affected Party).

         (3)   Adding new paragraph (h) as follows:

               "(h) The "Bankruptcy" provisions of Section 5(a)(vii) are replaced by "Insolvency Event under the Security Trust Deed has occurred in respect of Party A or Party B". The occurrence of an Insolvency Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party A, Party B and Party C are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and Party B agree to execute such a novation agreement in standard ISDA form."

         (4)   Adding new paragraph (i) as follows:

               "(i) TRANSFER TO AVOID TERMINATION EVENT. In section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Notes)"."

     (b) Part 5.1 of the Schedule to the Master Agreement is amended by:

         (1)   In paragraph (i), new section 7(c):

               (A) replacing the word "and" after the words "Standard & Poor's Rating Group" in the first line with a comma;

               (B) inserting after the words "Moody's Investors Service" in the second line the words "and Fitch Ratings";

               (C) in lines three and five, replacing the word "both" each time it appears with the words "each of".

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                                                                          PAGE 4

                                                                   Amending deed

         (2) In paragraph (f), replacing the word "fifth" after the words "10.00am on the" in the third line with the word "tenth".

         (3)   In paragraph (j)(ii),

               (A) replacing the word "and" after the words "Standard & Poor's Rating Group" in the second line with a comma;

               (B) inserting after the words "Moody's Investors Service" in the second line the words "and Fitch Ratings";

               (C) replacing the word "both" in the last line with the words "each of".

         (4) In paragraph (k)(iv) inserting the words "and the relevant Security Trust Deed" after the words "Master Trust Deed".

         (5)   In paragraph (x):

               (A) deleting the word "or" after the words "A-1 short term rating," in the second line;

               (B) adding after the words "Prime-1 short term rating" the words "or a Fitch Ratings rating downgrade of Party A to below an A long term rating or F1 short term rating".

         (6)   In paragraph (y):

               (A) deleting the word "or" after the words "A-2 short term rating or below" in the second line;

               (B) adding after the words "P2 short term rating or below" the words "or a Fitch Ratings rating downgrade of Party A to F2 short term rating or below";

               (C) replacing the word "A-1+" in the fourth line with the word "A-1";

               (D) replacing the word "and" after the words "Standard and Poor's Ratings Group" in the fourth line with a comma;

               (E) inserting after the words "Moody's Investors Service" in the fifth line the words "and rated F1 by Fitch Ratings";

               (F) replacing the word "A+1" in the sixth line with the word "A-1";

               (G) replacing the word "and" after the words "(Standard & Poor's)" in the seventh line with a comma;

               (H) inserting after the words "(Moody's)" in the seventh line the words "and F1 (Fitch Ratings)".

         (7)   Adding new paragraphs (zd) and (ze) as follows:

               "(zd) Section 6 is amended by replacing "20 days" in line 3 with "5 Local Business Days".

               (ze)      Restricted Termination Rights

               Add a new Section 6(aa) as follows:

               "(aa)     Restricted Termination Rights

               (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

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                                                                          PAGE 5

                                                                   Amending deed

               (ii) CONSULTATION: Each Party may only designate an Early Termination Date following prior consultation with the other Party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Supplementary Bond Terms Notice, Party B may exercise its rights only on the instructions of the Note Trustee and only after consultation between Party A and the Note Trustee. Party B may only designate an Early Termination Date at the direction of Party C.

               (iii)     PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:
                         Notwithstanding Part 1(c)(ii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Notes will be redeemed at the full amount of the Invested Amount (or, if the Noteholders by Extraordinary Resolution have so agreed, at a lesser amount) together with accrued interest to (but excluding) the date of redemption.

               (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the transfer as principal obligor under Agreement in respect of each affected Transaction of a Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Notes"."

         (8)   Adding a new paragraph (zf) as follows:

               "(zf)     Appointment of Manager.

               Party A acknowledges that under the Master Trust Deed the Manager is appointed manager of the Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed."

         (9)   In paragraph (l):

               (B)       In paragraphs 15(c)(iii) and (iv):

               (C) replacing the words "breach of trust" with the words "wilful default".

               (D) In paragraph 15(c)(iv), inserting the words "or a breach of representation or warranty" after "obligations" in line 4.

               (E)       Adding new paragraph 15(c)(v) as follows:

                         "15(c)(v)Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party B's liability is limited in the same manner as set out in paragraphs (i) to (iii) of this section 15(c)."

               (F)       Re-number paragraph 15(c)(v) as paragraph 15(c)(vi).

               (G) In paragraph 15(c)(vi), replace "(iv) with "(v)" in the first line.

               (H) In paragraph 15(c)(vi)(5), replace "(v) with "(vi) in the first line.

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                                                                          PAGE 6

                                                                   Amending deed


     (c) Annexure 1 is replaced by "Annexure 1" as set out in Schedule 2.
















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                                                                          PAFE 7

                                                                   Amending deed

--------------------------------------------------------------------------------

SCHEDULE 2 - ANNEXURE 1

                                   ANNEXURE 1

         The Superannuation Members' Home Loans Securitisation Fund No. 1

         The Superannuation Members' Home Loans Securitisation Fund No. 2

         The Superannuation Members' Home Loans Securitisation Fund No. 3

         The Superannuation Members' Home Loans Securitisation Fund No. 4

         The Superannuation Members' Home Loans Securitisation Fund No. 5

         The Superannuation Members' Home Loans Securitisation Fund No. 6

         The Superannuation Members' Home Loans Securitisation Fund No. 7

         The Superannuation Members' Home Loans Securitisation Fund No. 8

         The Superannuation Members' Home Loans Securitisation Fund No. 9

         The Superannuation Members' Home Loans Securitisation Fund No. 10



         The Superannuation Members' Home Loans Securitisation Fund No. PP5

         The Superannuation Members' Home Loans Securitisation Fund No. PP8

         The Superannuation Members' Home Loans Securitisation Fund No. PP9

         The Superannuation Members' Home Loans Securitisation Fund No. PP10

         The Superannuation Members' Home Loans Securitisation Fund No. PP11

         The Superannuation Members' Home Loans Securitisation Fund No. PP12

         The Superannuation Members' Home Loans Global Fund No. 3


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                                                                          PAGE 8

   AMENDING DEED
   ISDA MASTER AGREEMENT

   UBS AUSTRALIA LIMITED
   ABN 81 003 059 461

   PERPETUAL TRUSTEES AUSTRALIA LIMITED
   ABN 86 000 431 827

   and

   ME PORTFOLIO MANAGEMENT LIMITED
   ABN 79 005 964 134




   [FREEHILLS LOGO]


   MLC Centre Martin Place Sydney NSW 2000 Australia
   Telephone 61 2 9225 5000 Facsimile 61 2 9322 4000
   www.freehills.com.au DX361 Sydney

   SYDNEY MELBOURNE PERTH CANBERRA BRISBANE HANOI HO CHI MINH CITY Correspondent Offices JAKARTA KUALA LUMPUR SINGAPORE

   Liability limited by the Solicitors' Limitation of Liability Scheme, approved under the Professional Standards Act 1994 (NSW)

   Reference PJSR:TEL:25E

--------------------------------------------------------------------------------
TABLE OF CONTENTS

Clause                                                                     Page

1   DEFINITIONS AND INTERPRETATION                                            1


2   AMENDMENTS TO THE MASTER AGREEMENT                                        2

    2.1      Amendments in relation to SMHL Global Fund No. 3                 2
    2.2      Amendments not to affect validity, rights, obligations           2
    2.3      Acknowledgment                                                   2

3   GENERAL                                                                   2

    3.1      Governing law and jurisdiction                                   2
    3.2      Attorneys                                                        2
    3.3      Counterparts                                                     2



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THIS AMENDING DEED

         is made on [##] 2002 between the following parties:

         1.    UBS AUSTRALIA LIMITED
               ABN 81 003 059 461
               of Level 24, Governor Phillip Tower, 1 Farrer Place, Sydney, New South Wales
               (PARTY A)

         2.    PERPETUAL TRUSTEES AUSTRALIA LIMITED
               in its capacity as trustee of the Trusts ABN 86 000 431 827 of Level 3, 39 Hunter Street, Sydney, New South Wales
               (PARTY B)

         3. ME PORTFOLIO MANAGEMENT LIMITED (FORMERLY KNOWN AS SUPERANNUATION MEMBERS' HOME LOANS LIMITED) in its capacity as manager of the Trusts ABN 79 005 964 134 of Level 17, 360 Collins Street, Melbourne, Victoria
               (PARTY C)

RECITALS

         A. Party B is a trustee of trusts known as Superannuation Members Home Loans Trusts (the TRUSTS) and Party C is a manager of the Trusts.

         B. The parties are party to an ISDA Master Agreement (including all schedules and annexures) dated 3 November 1998 (MASTER AGREEMENT).

         C. Section 9(b) of the Master Agreement permits the parties to amend the Master Agreement and the parties have complied with Section 9(b) of the Master Agreement in respect of the amendments to be effected by this deed.

         D. The parties wish to amend the Master Agreement in the manner set out in this deed.

THIS DEED WITNESSES

         that in consideration of, among other things, the mutual promises contained in this deed, the parties agree:

--------------------------------------------------------------------------------
1    DEFINITIONS AND INTERPRETATION

         In this deed:

         (a) EFFECTIVE DATE means in relation to the amendment in clause 2.1, the date on which the securitisation fund known as SMHL Global Fund No. 3 is established; and

         (b) a word or phrase (except as otherwise provided) defined in the Master Agreement has the same meaning as in the Master Agreement.

--------------------------------------------------------------------------------

                                                                   Amending deed

--------------------------------------------------------------------------------
2    AMENDMENTS TO THE MASTER AGREEMENT

     2.1 AMENDMENTS IN RELATION TO SMHL GLOBAL FUND NO. 3

         (a) In relation to SMHL Global Fund No 3 only, the Master Agreement is amended as provided in Schedule 1.

         (b) The amendments to the Master Agreement in clause 2.1(a) take effect from the Effective Date.

     2.2 AMENDMENTS NOT TO AFFECT VALIDITY, RIGHTS, OBLIGATIONS

         (a) An amendment to the Master Agreement does not affect the validity or enforceability of the Master Agreement.

         (b)   Nothing in this deed:

               (1) prejudices or adversely affects any right, power, authority, discretion or remedy arising under the Master Agreement before the date of this deed; or

               (2) discharges, releases or otherwise affects any liability or obligation arising under the Master Agreement before the date of this deed.

     2.3 ACKNOWLEDGMENT

         Each party acknowledges that this deed is issued in accordance with the Master Agreement.

--------------------------------------------------------------------------------
3    GENERAL

     3.1 GOVERNING LAW AND JURISDICTION

         (a)   This deed is governed by the laws of New South Wales.

         (b) The parties irrevocably submit to the non-exclusive jurisdiction of the courts of New South Wales.

     3.2 ATTORNEYS

         Each of the Attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

     3.3 COUNTERPARTS

         (a)   This deed may be executed in any number of counterparts.

         (b)   All counterparts, taken together, constitute one instrument.

         (c)   A party may execute this deed by signing any counterpart.

--------------------------------------------------------------------------------
                                                                          PAGE 2

--------------------------------------------------------------------------------


EXECUTED AS A DEED:

SIGNED SEALED AND DELIVERED for
UBS AUSTRALIA LIMITED
by its attorney in the
presence of:

---------------------------------              ---------------------------------
Witness                                        Attorney


---------------------------------              ---------------------------------
Name (please print)                            Name (please print)


SIGNED SEALED AND DELIVERED for
PERPETUAL TRUSTEES AUSTRALIA LIMITED
by its attorney in the
presence of:


---------------------------------              ---------------------------------
Witness                                        Attorney


---------------------------------              ---------------------------------
Name (please print)                            Name (please print)


SIGNED SEALED AND DELIVERED for
ME PORTFOLIO MANAGEMENT LIMITED
by its attorney in the
presence of:



---------------------------------              ---------------------------------
Witness                                        Attorney


---------------------------------              ---------------------------------
Name (please print)                            Name (please print)



--------------------------------------------------------------------------------
                                                                          PAGE 3

SCHEDULE 1 - AMENDMENTS IN RELATION TO SMHL GLOBAL FUND NO. 3

(Clause 2.1)

     (a) Part 1 of the Schedule to the Master Agreement is amended by:

         (1) Deleting paragraph (c) in its entirety and replacing it with the following:

               "(c) (i) Sections 5(a)(ii), (iii), (iv), (v), (vi), (viii),
                    5(b)(iii) and (iv) will not apply to Party A or Party B.

                    (ii) Section 5(b)(ii) will not apply to Party A as the Affected Party (subject to Part 5.2(s) of this Schedule)."

         (2)   Adding new paragraph (d) as follows:

               "(d) The "BANKRUPTCY" provisions of Section 5(a)(vii) are replaced by "Insolvency Event under the Security Trust Deed has occurred in respect of Party A or Party B". The occurrence of an Insolvency Event in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party A, Party B and Party C are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and Party B agree to execute such a novation agreement in standard ISDA form."

         (3)   Renumbering paragraph (d) into paragraph (e);

         (4) Deleting paragraph (h) in its entirety and replacing it with the following:

               "(h) "ADDITIONAL TERMINATION EVENT" means:

                    (i) Party B must, at the direction of Party C, terminate this Agreement if it becomes obliged to make a withholding or deduction in respect of any Notes and the Notes are redeemed as a result (and Party B is the Affected Party); and

                    (ii) Party B must, at the direction of Party C, terminate
                         this Agreement if Party A breaches Part 5.2(o) (and Party A is the Affected Party).

         (5)   Adding new paragraph (i) as follows:

               "(i) TRANSFER TO AVOID TERMINATION EVENT. In section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Rating Agencies confirm that the transfer will not cause a reduction or withdrawal of the ratings for the Notes)"."

     (b) Part 5.1 of the Schedule to the Master Agreement is amended by:

         (1)   In paragraph (g), new section 7(c):

               (A) replacing the word "and" after the words "Standard & Poor's Rating Group" in the first line with a comma;

               (B) inserting after the words "Moody's Investors Service Group" in the second line the words "and Fitch Ratings";

--------------------------------------------------------------------------------
                                                                          PAGE 4

               (C) in lines three and four, replacing the word "both" each time it appears with the words "each of".

         (2) In paragraph (h)(i), replacing "5(f)" in the last line with "5.1(a)".

         (3) In paragraph (h)(ii), replacing the word "and" after the words "Standard & Poor's Rating Group" in the second line with a comma and inserting after the words "Moody's Investors Service Group" in the second line the words "and Fitch Ratings" and replacing the word "both" in the last line with the words "each of".

         (4) In paragraph (j)(iv) inserting the following new definition after the definition of "Trust Deed":

               "SECURITY TRUST DEED" means the relevant security trust deed created by Party B, in its capacity as trustee of the relevant Securitisation Fund, granting security over the assets of that fund to secure the obligations of Party B as trustee of the relevant Securitisation Fund.

         (5) In paragraph (j)(v) inserting the words "and the relevant Security Trust Deed" after the words "Master Trust Deed".

     (c) Part 5.2 of the Schedule to the Master Agreement is amended by:

         (1)   In paragraph (o):

               (A) adding the words "or F1 by Fitch Ratings" after the words "below Aa3" in the second line;

               (B) adding in sub-paragraph (i) after the words "Moody's Investors Service Group" the words "or A or F1 by Fitch Ratings";

               (C) adding in sub-paragraph (ii) after the words "if Party A" in the third line the words "ceases to be rated or";

               (D) adding in sub-paragraph (ii) after the words "Moody's Investors Service Group" the words "or below F1 by Fitch Ratings".

         (2)   Adding new paragraphs (r) and (s) as follows:

               "(r) Section 6 is amended by replacing "20 days" in line 3 with
                    "5 Local Business Days".

               (s)  Restricted Termination Rights

               Add a new Section 6(aa) as follows:

               "(aa) Restricted Termination Rights

               (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

               (ii) CONSULTATION: Each Party may only designate an Early
                    Termination Date following prior consultation with the other Party as to the timing of the Early Termination Date. Subject to its duties under the Master Trust Deed and the Supplementary Bond Terms Notice, Party B may exercise its rights only on the instructions of the Note Trustee and only after consultation between Party A and the Note Trustee. Party B may only designate an Early Termination Date at the direction of Party C.

--------------------------------------------------------------------------------
                                                                          PAGE 5

               (iii)     PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:
                         Notwithstanding Part 1(c)(ii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if all Notes will be redeemed at the full amount of the Invested Amount (or, if the Noteholders by Extraordinary Resolution have so agreed, at a lesser amount) together with accrued interest to (but excluding) the date of redemption.

               (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the transfer as principal obligor under this Agreement in respect of each affected Transaction of a Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of Notes"."

         (3)   Adding a new paragraph (t) as follows:

               "(t) APPOINTMENT OF MANAGER. Party A acknowledges that under the Master Trust Deed the Manager is appointed manager of the Securitisation Fund with the powers set out in and upon and subject to the terms of, the Master Trust Deed."

         (d) Part 5.1 of the Schedule to the Master Agreement is amended by:

         (1)   In paragraph 15(a):

               inserting the words "is limited to and" in the third line after the words "in connection with this Agreement".

         (2)   In paragraphs 15(c) and (d):

               replacing the words "breach of trust" with the words "wilful default"

         (3)   Adding new paragraph 15(f) as follows:

               "15(f) Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party B's liability is limited in the same manner as set out in paragraphs (a) to (c) of this section 15."

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                                                                          PAGE 6

                                [UBS LETTERHEAD]

Date:          [          ]

To:            SMHL [          ] Fund ("Counterparty")

Attn:          SWAP SETTLEMENTS

Fax No.:       [          ]

From:          UBS Australia Limited ("UBS")

Subject:       Interest Rate Swap Transaction
               UBS Ref: [          ]

Dear Sirs:

The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below. This Confirmation constitutes a "Confirmation" as referred to in the Master Agreement or Agreement specified below.

The definition contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between any of the definitions listed above and this Confirmation, this Confirmation will govern.

If you and we are parties to a master agreement that governs transaction of this type (whether in the form of the ISDA Master Agreement (Multicurrency-Cross Border) (the "ISDA" Form) or any other form (a "Master Agreement"), then this Confirmation will supplement, form a part of, and be subject to that Master Agreement. If you and we are not parties to such a Master Agreement, then you and we agree to use all reasonable efforts promptly to negotiate, execute and deliver an agreement in the form of the ISDA Form, with such modifications as you and we will in good faith agree. Upon the execution by you and us of such an agreement, this Confirmation will supplement, form a part of and be subject to and governed by that agreement, except as expressly modified below. Until we execute and deliver that agreement, this Confirmation, together with all other documents referring to the ISDA Form (each a "Confirmation") confirming transactions (each a "Transaction") entered into between us (notwithstanding anything to the contrary in a confirmation), shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Form as if we had executed an agreement in such form (but without any Schedule except for the election of the laws of New South Wales as the Governing Law and Australian Dollars as the Termination Currency) on the Trade Date of the first Transaction between us (hereinafter the "Agreement"). In the event of any inconsistency between the provisions of any such Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

GENERAL TERMS
-------------

Trade Date:                                [                     ]

Effective Date:                            [                     ]

Termination Date:                          [                     ]

Notional Amount:                           [                     ]

Calculation Agent:                         [                     ]

Business Days:                             [                     ]

Broker:                                    [                     ]

FIXED AMOUNTS
-------------

Fixed Rate Payer:                          [                     ]

Fixed Rate:                                [                     ]

Fixed Rate Day Count Fraction:             [                     ]

Fixed Rate Payer Payment Dates:            [                     ]

Business Day Convention:                   [                     ]

FLOATING AMOUNTS
----------------

Floating Rate Payer:                       [                     ]

Floating Rate Option:                      [                     ]

Designated Maturity:                       [                     ]

Floating Rate Day Count Fraction:          [                     ]

Spread:                                    [                     ]

Floating Rate Payer Payment Dates:         [                     ]

Reset Dates:                               [                     ]

Business Day Convention:                   [                     ]

Compounding:                               [                     ]


Relationship Between Parties
----------------------------
Each Party will be deemed to represent to the other party on the date on which it enters into this Transaction that (in the absence of a written Agreement between on the parties which expressly imposes affirmative obligations to the contrary for this Transaction):

(a) Non-Reliance. Each party is acting for its own account, and has made its own independent decisions to enter into this Transaction and this such Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. Each party is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanation relating to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. Each party is capable of assessing the merits of and understands (on its own behalf or through independent professional advice), and accepts, the terms, conditions and risks of this Transaction. Each party is also capable of assuming and assumes, the risks of this Transaction.

(c) Status of the Parties. Neither party is acting as a fiduciary for or as an adviser to the other in respect of this Transaction.

References in this clause to "a party" shall, in the case of UBS Australia Limited and where the context so allows, include references to any affiliates of UBS Australia Limited.

ACCOUNT DETAILS:
----------------

Currency:                              [                       ]

Correspondent Bank:                    [                       ]

Swift Address:                         [                       ]

Favour                                 [                       ]

Swift Address:                         [                       ]

Account No.:                           [                       ]

Further Credit To:

Swift Address:

Account No.:

OFFICES
-------

(a) The office of UBS for the Swap Transaction is Sydney; and

(b) The office of the Counterparty for the Swap

Transaction is Melbourne.

CONTACT NAMES AT UBS
--------------------

Per Value Payments:       [          ]

Post Value Payments:      [          ]

Confirmation Queries:     [          ]

ISDA Documentation:       [          ]

Fax:

Address:   UBS Australia Limited
           Level 23
           Governor Phillip Tower
           1 Farrer Place
           Sydney NSW Australia 2000

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing a copy of this Confirmation and returning it to us or by sending to us a letter or facsimile substantially similar to this letter, which letter or facsimile sets forth the material terms of the Transaction to which this Confirmation relates and indicates your agreement to those terms or by sending to us a return letter or facsimile in the form attached.

Yours Faithfully
For and on Behalf of
UBS Australia Limited

By:                                       By:

Name:   [             ]                   Name:  [             ]
Title:  [             ]                   Title: [             ]

Acknowledged and agreed by [             ] as of the Trade Date specified above:

By:                                       By:

Name:                                     Name:
Title:                                    Title:

                                [UBS LETTERHEAD]

                 INTEREST RATE SWAP TRANSACTION ACKNOWLEDGEMENT

To:         UBS Australia Limited

From:       [           ]

Fax No.:    (   )

From:       [                ]

Fax No.:    [           ]

Subject:    Interest Rate Swap Transaction
            UBS Ref:   [              ]
            C/P Ref:   [              ]

We acknowledge receipt of your communication dated [              ] with respect
to the above referenced Transaction between UBS Australia Limited and [        ]
with a Trade Date of [             ] and a Termination Date of [            ],
and confirm that such communications correctly sets forth the terms and conditions of our agreement relating to the Transaction described therein. We confirm that no further document will be required in respect of this Transaction.

Our Payment Instructions are as follows:
Currency:            AUD
Correspondent Bank:  As per Standard Settlement Instructions - Otherwise
                     Please Advise

Favour:
Swift Address:
Account No.:
Further Credit To:
Swift Address:
Account No.:
Signed For and On Behalf of [                ]

By:                                      By:
   -----------------------------            ------------------------------------
Name:                                    Name:
Title:  [              ]                 Title:  [              ]
        [              ]                         [              ]

                              [NATIONAL LETTERHEAD]
                              ---------------------

Perpetual Trustees Australia Limited ATF ME Portfolio Management Limited of The
Superannuation Members Home Loans [                 ] Fund
Level 4
333 Collins Street
Melbourne, V1C
Australia, 3000

Attention:  [       ] (Facsimile: +           )      Confirmation

Dear Sirs,

     SWAP Transaction Reference: [                ]

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

The definition and provisions contained in the 1991 ISDA Definitions as supplemented by the 1998 Supplement (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1. This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:                                 [                ]

Trade Date:                                      [                ]

Effective Date:                                  [                ]

Termination Date:                                [                ]

FLOATING AMOUNTS:                                [                ]

Floating Rate Payer:                             [                ]

Floating Rate Payer Payment Dates:               [                ]

Reset Dates:                                     [                ]

Floating Rate Option:                            [                ]

Designated Maturity:                             [                ]

Spread:                                          [                ]

Floating Rate Day Count Fraction:                [                ]

Compounding:                                     [                ]

Business Days for Payments:                      [                ]

FIXED AMOUNTS:

Fixed Rate Payer:                                [                ]

Fixed Rate Payer Payment Dates:                  [                ]

Fixed Rate:                                      [                ]

Fixed Rate Day Count Fraction:                   [                ]

Compounding:                                     [                ]

Business Days for Payments:                      [                ]

Calculation Agent:                               [                ]

Business Day Convention:                         [                ]

3. ACCOUNT DETAILS:

Payments to NATIONAL AUSTRALIA BANK LIMITED, MELBOURNE

Account for payments in AUD:          NATIONAL AUSTRALIA BANK LIMITED
                                      Transit #: [                       ]
                                      35TH FLOOR
                                      MELBOURNE, AUSTRALIA
                                      Account #: [                       ]
                                      NATIONAL AUSTRALIA BANK LIMITED

Payments to Perpetual Trustees Australia Limited ATF ME Portfolio Management Limited of The Superannuation Members Home Loans Securitisation Fund
No. [                   ]

Account for payments in AUD                   Please Advise

4.  OFFICES:

(a) NATIONAL AUSTRALIA BANK LIMITED

                                              MELBOURNE

(b) Perpetual Trustees Australia Limited ATF ME Portfolio Management Limited of
The Superannuation Members Home Loans Securitisation Fund No. [               ]:

                                                     MELBOURNE

5.  BROKER/ARRANGER:                           Direct

This Confirmation has been prepared by our Melbourne Office for and on behalf of our Office specified above. Should you have any queries in relation to this Confirmation, please contact our Melbourne Office, contact details of which are listed above.

Please sign and return (via fax) a copy of this Confirmation Advice within 5 business days to confirm your acceptance.

Yours Faithfully,

For and on behalf of

NATIONAL AUSTRALIA BANK LIMITED

[               ]
[                         ]


Confirmed as of the date first written:
For and On Behalf of
Perpetual Trustees Australia Limited ATF ME Portfolio Management Limited of The
Superannuation Members Home Loans Securitisation Fund No. [                   ]

By:                                      By:
   -----------------------------            ------------------------------------
Name:                                    Name:
Title:  [              ]                 Title:  [              ]
        [              ]                         [              ]

                           [DEUTSCHE BANK LETTERHEAD]

[Date]









ME Portfolio Management Limited as Manager for
Perpetual Trustees Australia Limited as trustee for
[                 ]

ATTENTION: SWAPS SETTLEMENTS -[                       ]

FAX NUMBER: (   )

OUR REFERENCES:   GLOBAL NO. [               ]
RE:               INTEREST RATE SWAP TRANSACTION

Ladies and Gentlemen:

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between Deutsche Bank AG (ABN 13 064 165 162) ("DBAG") and ME Portfolio Management Limited as Manager for Perpetual Trustees Australia
Limited as trustee for [                    ] ("Counterparty") on the Trade Date
specified below. This letter constitutes a "confirmation" as referred to in the ISDA Master Agreement ("Agreement") specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

1.   This Confirmation supplements, forms part of, and is subject to the ISDA
     Master Agreement dated as of [                ] as amended and supplemented
     from time to time between you and us (the "Agreement"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

          (a)  NOTIONAL AMOUNT          :   AUD [                       ]

               TRADE DATE               :   [                       ]

               EFFECTIVE DATE           :   [                       ]

               TERMINATION DATE         :   [                       ]

Subject to adjustment in accordance with the Modified Following Business Day Convention

          (b)  FIXED AMOUNTS
               FIXED RATE PAYER         :  [                       ]
               FIXED RATE PAYER         :  [                       ]
               PAYMENT DATES

Subject to adjustment in accordance with the Modified Following Business Day Convention.

               FIXED RATE               :   [                       ] per annum
               FIXED RATE DAY           :   [                       ]
               COUNT FRACTION
               BUSINESS DAYS            :   [                       ]

          (c)  FLOATING AMOUNTS
               FLOATING RATE PAYER      :   [                       ]
               FLOATING RATE PAYER      :   [                       ]
               PAYMENT DATES

Subject to adjustment in accordance with the Modified Following Business Day Convention.

               FLOATING RATE OPTION     :   [                       ]
               DESIGNATED MATURITY      :   [                       ]
               SPREAD                   :   [                       ]
               FLOATING RATE DAY COUNT
               FRACTION                 :   [                       ]
               RESET DATES              :   [                       ]
               BUSINESS DAYS            :   [                       ]
               CALCULATION AGENT        :   [                       ]

               (d)  REPRESENTATIONS

               Each party will be deemed to represent to the other party on the date on which it enters into this Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):-

(i) NON-RELIANCE. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts the terms and conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for, or an adviser to its in respect of this Transaction.

               (e)  ACCOUNT DETAILS

                    Payments to DBAG:             [                   ]

                    Payments to Counterparty      [                   ]

               (f)  OFFICES
                    [                       ]
                    [                       ]

               (g)  DOCUMENTATION AND OPERATING CONTACTS:

                                         Deutsche Bank AG, Sidney
                                         Attention: OTC Derivative Documentation
                                         Level 17, 225 George Street
                                         Sydney NSW 2000 AUSTRALIA

               Documentation:   Telephone: [           ]- [           ]
                                Facsimile (   )
               Settlements:     Telephone: (   )          -[           ]
                                Facsimile:  (   )

If you with to exchange hard copy forms of this confirmation please contact us. It has been a pleasure to work with you on this transaction and we look forward to working you in the future.

          Yours faithfully,              Confirmed as of the date first written
          DEUTSHCE BANK AG               ME PORTFOLIO MANAGEMENT LIMITED AS
                                         TRUSTEE FOR [                       ]

          By:                            By:
             -----------------------        ---------------------------
             [               ]           Name:  [               ]
             Title:                      Title: [               ]

          By:                            By:
             -----------------------        ---------------------------
             [               ]              Name:  [               ]
          Name:  [               ]          Title: [               ]
          Title: [               ]

[CREDIT SUISSE/FIRST BOSTON LETTERHEAD]

Perpetual Trustees Australia Limited (ABN 86 000 431 827) in its capacity as
trustee of a Securitisation Fund known as [                     ]
Level 17
360 Collins Street
Melbourne
Victoria 3000

--------------------------------------------------------------------------------

Dear Sirs:

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction"). This Confirmation constitutes a "Confirmation" as referred to in the Agreement specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this confirmation will govern. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 ISDA Definitions.

         This confirmation supplements, forms part of, and is subject to, the
         1992 ISDA Master Agreement dated as of [                  ] as amended
         and supplemented from time to time (the "Agreement"), between you and us. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

         Party B hereby acknowledges that Party A may share information about Party B and the transaction to which this document relates with an affiliates or representatives of Party A to the extent that all such recipients recognize that they are bound by the same confidentiality obligations to which Party A is bound.

         Party A and Party B each represents to the other that it has entered into this Transaction in reliance upon such tax, accounting, regulatory, legal and financial advice as it deems necessary and not upon any view expressed by the other.

         IN THIS CONFIRMATION "PARTY A" MEANS CREDIT SUISSE FIRST BOSTON INTERNATIONAL (ABN 40 062 787 106) AND "PARTY B" MEANS PERPETUAL TRUSTEES AUSTRALIA LIMITED (ABN 86 000 431 827) IN ITS CAPACITY AS
         TRUSTEE OF A [                            ].

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

          Notional Amount:                           AUD [               ]

          Trade Date                                 [               ]

          Effective Date                             [               ]

          Termination Dates                          [               ]

     Fixed Amounts:                                  [               ]
          Fixed Rate Payer:                          [               ]

          Fixed Rate Payer Payment Dates:            [               ]

          Fixed Rate:                                [         ]%

          Fixed Rate Day Count                       [               ]
          Fraction:

     Floating Amounts:
          Floating Rate Payer:                       [               ]

          Floating Rate Payer Payment Dates:         [               ]
          Floating Rate Option:

          Designated Maturity:                       [               ]

          Spread:                                    [               ]

          Floating Rate Day Count Fraction:          [               ]

          Reset Dates:                               [               ]

          Compounding:                               [               ]

          Business Days:                             [               ]

          Calculation Agent:                         [               ]

3.   Account Details:

          Payments to Party A:                       [               ]

          Payments to Party B:                       [               ]

Credit Suisse First Boston International is regulated by The Financial Services Authority and has entered into this transaction as principal. The time at which the above transaction was executed will be notified to Party B on request.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                        Yours faithfully,

                                        CREDIT SUISSE FIRST BOSTON INTERNATIONAL
                                        (ABN 40 062 787 106)

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title




Confirmed as of the date first written above:

PERPETUAL TRUSTEES AUSTRALIA LIMITED (ABN 86 000 431 827) IN ITS CAPACITY AS
TRUSTEE OF A SECURITISATION FUND KNOWN AS [                                ]











By:
   ------------------------------
   Name:
   Title:



By:
   ------------------------------
   Name:
   Title: